                                                   October __, 1996





Steven Knappenberger
6725 E. McDowell Road
Scottsdale, Arizona  85257

George W. Brochick
6825 E. McDowell Road
Scottsdale, Arizona  85257

Jay Beskind
6905 E. McDowell road
Scottsdale, Arizona  85257

          Re: Indemnification Agreement

          All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in that certain Stock Purchase Agreement between United Auto Group, Inc., UAG West, Inc., Scottsdale Jaguar, Ltd., SA Automotive, Ltd., SL Automotive, Ltd., SPA Automotive, Ltd., LRP, Ltd., Sun BMW, Ltd., Scottsdale Management Group, Ltd., 6725 Dealership, Ltd., Steven Knappenberger Revocable Trust Dated April 15, 1983 as amended, Brochick 6725 Trust Dated December 29, 1992, Beskind 6725 Trust Dated December 29, 1992, Knappenberger 6725 trust Dated December 29, 1992, Steven Knappenberger, Jay P. Beskind and George W. Brochick Dated as of June 6, 1996, as thereafter amended (the "Stock Purchase Agreement").

          In consideration for the Stockholders entering into certain amendments to the Stock Purchase Agreement:

          1. Scottsdale Jaguar shall indemnify and hold the Stockholders harmless from any Costs arising out of any claim by Jaguar Cars ("Jaguar") or Aston Martin or any parent or affiliate against the Stockholders as a result of or arising out of transactions and agreements between UAG West and Scottsdale Jaguar, including that certain Management Agreement between UAG West and Scottsdale Jaguar of even date herewith and that certain Lease Agreement between Scottsdale Audi and Scottsdale Jaguar of even date herewith. This indemnification is limited to claims by Jaguar or Aston Martin alleging that the Stockholders are personally liable to Jaguar or Aston Martin and does not include indemnification for any Costs incurred by Scottsdale Jaguar. UAG, UAG West, Scottsdale Jaguar, and the Stockholders acknowledge and agree that there can be no assurance that Jaguar or Aston Martin will continue the Jaguar franchise currently held by Scottsdale Jaguar, Ltd. ("Scottsdale Jaguar").

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October ___, 1996
Page 2

          2. Additionally, Scottsdale Jaguar shall indemnify and hold harmless from, and promptly pay upon request to, each of the Stockholders and Mr. Knappenberger (without regard to the limitations relating to Mr. Knappenberger set forth on the signature page to the Stock Purchase Agreement) (collectively, the "Indemnified Parties") any and all liabilities for Taxes incurred at any time by one or more of the Indemnified Parties in connection with each and all of the transactions contemplated by the Stock Purchase Agreement, as amended or supplemented (as the case may be) by (1) that certain Amendment No. 1 to Stock Purchase Agreement dated as of October __, 1996 ("Amendment No. 1"),. (2) that certain Amendment No. 2 to Stock Purchase Agreement dated as of October __, 1996 ("amendment No. 2"), (3) that certain Shareholders' Agreement dated as of October __, 1996, (4) that certain Management Agreement dated as of October __, 1996 (the "Management Agreement"), (5) that certain Lease Agreement dated as of October __, 1996, (6) any documentation reflecting the grant of an option with respect to the stock of Scottsdale Jaguar, (7) any documentation relating to the transfer by 6725 Dealership, Ltd. of its interest in 6725 Agent, an Arizona general partnership, to Scottsdale Audi, Ltd., and (8) any and all additional documentation or transactions amending or supplementing the provisions of the Stock Purchase Agreement (the matters referred to in the preceding clauses (1) through (8) hereafter collectively referred to as the "Additional Agreements"), IN EXCESS OF the liabilities for Taxes which would have been due and owing by the Indemnified Parties had the transactions contemplated by the Stock Purchase Agreement been consummated without regard to the Additional Agreements.

          3. Notwithstanding the foregoing, it is expressly provided that with respect to the initial $100,000 of increased liabilities for Taxes of the Indemnified Parties collectively attributable to (a) the acquisition of 19% of the stock of SK Motors, Ltd., an Arizona corporation, by the Knappenberger Trust in accordance with Amendment No. 1 and (b) the transfer of the Porsche Assets and the Audi Assets by Scottsdale Jaguar to SK Motors, Ltd. and Scottsdale Audi, Ltd. in accordance with Amendment No. 1 and Amendment No. 2 (excluding for such latter purpose the transfer by Scottsdale Jaguar of Scottsdale Jaguar's interest in 6725 Agent, an Arizona general partnership, to Scottsdale Audi, Ltd. (the "Partnership Transfer")), the liability of Scottsdale Jaguar hereunder shall be 50% of the amount of increased liabilities for Taxes of the Indemnified Persons collectively attributable thereto.

          4. Anything hereinabove to the contrary notwithstanding, if, in connection with either (a) the acquisition by the Knappenberger Trust of 19% of the Porsche Shares (the "19% Shares") or (b) the Partnership Transfer, (i) the Indemnified Parties, in conjunction with other transactions the subject hereof, recognize income in excess of the income that

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October ___, 1996
Page 3

would have been recognized had the transactions contemplated by the Agreement been consummated without regard to the Additional Agreements, (ii) payment is made by Scottsdale Jaguar hereunder in connection with the resulting increased liability for Taxes, and (iii) solely by reason of the recognition of such income, the Indemnified Parties reduce their liability for Taxes payable in connection with a subsequent disposition of the 19% Shares or the stock of Scottsdale Jaguar (a "Disposition") to an amount smaller than would otherwise be paid by the Indemnified Parties on such a Disposition, the Indemnified Parties shall, promptly following any Disposition, pay to Scottsdale Jaguar the amount by which its liabilities for Taxes in connection with such Disposition are actually reduced. Anything in this paragraph to the contrary notwithstanding, with respect to the initial $100,000 of reduced liabilities for Taxes in connection with any Disposition of the 19% Shares, the liability of the Knappenberger Trust to Scottsdale Jaguar pursuant to this paragraph shall be 50% of the amount of any such reduction in liabilities for Taxes. It is expressly provided herein that in determining the actual amount of the reduction of the Indemnified Parties' liabilities for Taxes in connection with a Disposition, the liabilities shall be determined by taking into account, to the extent applicable, any basis adjustments occurring by reason of paragraph 7 below.

          5. Anything hereinabove to the contrary notwithstanding, Scottsdale Jaguar shall not be required to indemnify the Indemnified Parties for any liability for Taxes arising out of or relating to (a) any dividends or other distributions received by the Knappenberger Trust with respect to the 19% Shares, (b) any consideration received by the Knappenberger Trust in connection with a disposition of the 19% Shares, (c) any dividends or other distributions with respect to the stock of Scottsdale Jaguar received by an Indemnified Party following the Closing Date (excluding distributions of the consideration paid to Scottsdale Jaguar by UAG West for the Porsche Shares, the Audi Shares, and the Partnership Transfer), and (d) any consideration received by an Indemnified Party in connection with the grant of an option on, or a sale or other disposition of, the stock of Scottsdale Jaguar.

          6. It is expressly provided herein that UAG and UAG West shall guaranty the obligations of Scottsdale Jaguar set forth herein and, accordingly, shall, at the direction of the Indemnified Parties, pay either to the Indemnified Parties directly or to Scottsdale Jaguar, any portion of the obligations of Scottsdale Jaguar set forth herein if Scottsdale Jaguar fails to pay such obligations directly to the Indemnified Parties. It is further expressly agreed that any amounts paid, at the direction of the Indemnified Parties, by UAG or UAG West to Scottsdale Jaguar in accordance with the preceding sentence, shall be immediately distributed by Scottsdale Jaguar to the Indemnified Parties. The parties acknowledge and agree that

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October___, 1996
Page 4

(a) Scottsdale Jaguar shall make reasonable efforts to make such payments due hereunder but that any such payments shall be subject to maintenance of appropriate working capital levels and (b) UAG West may, to facilitate Scottsdale Jaguar's ability to make such payments, defer the management fees due under the Management Agreement; provided, however, that nothing herein shall be deemed to limit the foregoing guaranty.

          7. It is expressly agreed that any and all amounts paid by Scottsdale Jaguar to the Indemnified Parties hereunder which occur within Scottsdale Jaguar's "post-termination transition period" (within the meaning of Section 1377(b)(1) of the Internal Revenue Code of 1986, as amended (the "Code")) shall be treated by Scottsdale Jaguar as distributions within the purview of Section 1368(e)(1)of the Code.


                              Sincerely,

                              SCOTTSDALE JAGUAR, LTD.


                              __________________________________
                              By:
                              Its:

                              UNITED AUTO GROUP, INC.
                              (with respect to the guaranty herein)


                              __________________________________
                              By:
                              Its:


                              UAG WEST, INC.
                              (with respect to the guaranty herein)


                              __________________________________
                              By:
                              Its:
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October ___, 1996
Page 5


ACCEPTED AND AGREED:

______________________________
Steven Knappenberger



STEVEN KNAPPENBERGER REVOCABLE
TRUST DATED APRIL 15, 1983,
AS AMENDED


By:___________________________
   Steven Knappenberger, Trustee



______________________________
Jay P. Beskind


______________________________
Diana R. Beskind, Spouse of
  Jay P. Beskind


______________________________
George W. Brochick


______________________________
Christine S. Brochick, Spouse
  of George Brochick


BROCHICK 6725 TRUST DATED
DECEMBER 29, 1992


By:___________________________
   Robert W. Wyndelts, Trustee


BESKIND 6725 TRUST DATED
DECEMBER 29, 1992


By:____________________________
   Robert W. Wyndelts, Trustee


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October ___, 1996
Page 6


KNAPPENBERGER 6725 TRUST DATED
DECEMBER 29, 1992


By:____________________________
   Robert W. Wyndelts, Trustee